SUPPLEMENT DATED DECEMBER 21, 2012
TO THE PROSPECTUS
OF
FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND
(Franklin California Tax-Free Trust)

FRANKLIN INSURED TAX-FREE INCOME FUND
(Franklin Tax-Free Trust)

The prospectus is amended as follows:

The following paragraphs are added to the "Fund Summary" and "Fund Details" sections:

Effective at the close of market on January 18, 2013, the Fund is closed to all new investors. If you are an existing investor in the Fund on that date, you can continue to invest through exchanges and additional purchases until March 1, 2013.

Effective at the close of market on March 1, 2013, the Fund will also be closed to additional investments from existing shareholders, except for purchases made through reinvestment of dividends or capital gains distributions. Re-registration of accounts held by existing investors, if required for legal transfer or administrative reasons, will be allowed.

The Fund reserves the right to modify this policy at any time.

Please keep this supplement for future reference.